UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 27, 2007 (December 21, 2007)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective December 21, 2007, Chesapeake Energy Corporation filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 59,120 shares of its 5.00% Cumulative Convertible Preferred Stock (Series 2005), par value $0.01 per share. Such shares of 5.00% Preferred Stock were acquired by the Company as the result of a privately negotiated exchange offer to exchange its common stock for the 59,120 shares of 5.00% Preferred Stock. The Certificate of Elimination is attached hereto as Exhibit 3.1.1.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description

3.1.1	Certificate of Elimination- 5.00% Cumulative Convertible Preferred Stock (Series 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby Senior Vice President, Treasurer & Corporate Secretary

Date:	December 27, 2007

EXHIBIT INDEX
Exhibit No.	Document Description

3.1.1	Certificate of Elimination- 5.00% Cumulative Convertible Preferred Stock (Series 2005)

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